UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________________

FORM 8-K/A
_______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 1, 2008 (August 21, 2007)
Date of Report (Date of earliest event reported)

SLM HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	021-46872	42-155574
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File No.)	Identification No.)

99 Sunnyside Blvd., Woodbury, NY, 11729
(Address of principal executive offices, including zip code)

(866) 756-5323
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

		Page

ITEM 2.01	Completion of Acquisition or Disposition of Assets	1
ITEM 3.02	Unregistered Sales of Equity Securities	1
ITEM 9.01	Financial Statements and Exhibits	1

SIGNATURES		2

Exhibit 99.1
Exhibit 99.2

ITEM 2.01 Completion of Acquisition or Disposition of Assets

On August 21, 2007, SLM Holdings, Inc., a Delaware Corporation (the “Company”) filed a Current Report on Form 8-K (the “Initial 8-K”) reporting the Company’s acquisition of all the assets, copyrights, trademarks and trade names (the “Assets”) of VerticalFalls Software, Inc., a Virginia Corporation, ( “VerticalFalls”). This Current Report on Form 8-K/A amends and supplements the Initial 8-K to include Items 2.01 and 3.02, and to include the historical financial statements of VerticalFalls required under Item 9.01(a), and the pro forma financial statement of the Company required under Item 9.01(b), of Form 8-K, which were not previously filed and are permitted to be filed by amendment.

ITEM 3.02 Unregistered Sales of Equity Securities

In connection with the acquisition on August 21, 2007, the Company issued to VerticalFalls’ Chief Executive Officer, Jon Finkelstein, 2,612,500 shares of the Company’s common stock. The Company also issued to VerticalFalls’ President, Neil Kleinberg, 2,137,500 shares of its common stock.

The offering of the shares of Common Stock to Jon Finkelstein and Neil Kleinberg was not registered under the Securities Act of 1933, as amended (the “Securities Act”), but was made in reliance upon the exemptions from registration requirements of the Securities Act set forth in Section 4(2) thereof and Rule 506 of Regulation D promulgated thereunder, insofar as such securities are to be issued only to “accredited investors,” within the meaning of Rule 501 of Regulation D, and up to 35 non-accredited investors. Both Mr. Finkelstein and Mr. Kleinberg were granted piggyback registration rights with respect to the shares they received pursuant to the acquisition, and upon issuance of the shares, they will have the same rights as other shareholders currently owning the Company’s Common Stock.

ITEM 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	Financial statements of business acquired

The financial statements of VerticalFalls for the years ended on December 31, 2006 and December 31, 2005, and the unaudited financial statements of VerticalFalls as of June 30, 2007 and for the six-month periods ended on June 30, 2007 and 2006 are filed as Exhibit 99.1 to this report and are incorporated herein by reference.

99.2	Pro forma financial information

The unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 2007 gives effect to the VerticalFalls merger as if it occurred on January 1, 2007, the first day of the Company’s fiscal year for the six months ended June 30, 2007. For the fiscal year ended December 31, 2006, the unaudited pro forma condensed consolidated statement of operations gives effect to this transaction as if it occurred on January 1, 2006, the first day of the Company’s fiscal year for the fiscal year ended December 31, 2006. The accompanying unaudited pro forma condensed consolidated balance sheet as of June 30, 2007, gives effect to the VerticalFalls merger as if it occurred on June 30, 2007.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 1, 2008		SLM HOLDINGS, INC.

	By:	/s/ Jason Bishara
Name: Jason Bishara
Title: Executive Chairman